Rule 497(e)

Registration Nos. 333-143964 and 811-21944

First Trust Exchange-Traded Fund II

(the “Trust”)

First Trust Nasdaq Cybersecurity ETF

(the “Fund”)

Supplement To the Fund’s Prospectus and Summary Prospectus

September 15, 2022

Notwithstanding anything to the contrary in the Fund’s prospectus or summary prospectus, effective September 19, 2022, according to the Fund’s Index Provider, in order to be eligible for inclusion in the Index, a company must have a minimum market capitalization of $500 million.

Additionally, effective September 19, 2022, according to the Fund’s Index Provider, the weighting methodology described in the Fund’s prospectus and summary prospectus will change to be based on free float market capitalization instead of liquidity, and a minimum security weight of 0.25% will be implemented. The Index will cap the weighting of the securities with the five largest free float market capitalizations at 6% each. The excess weight of any capped security will be distributed proportionally across the securities of the remaining constituent companies. The securities of the remaining companies will be capped at 3%. Any security of those remaining constituent companies with a weight in excess of 3% will have that excess weight redistributed proportionally across the securities of any remaining companies. No security may be weighted less than 0.25%.

Please Keep this Supplement with your Fund Prospectus

and Summary Prospectus for Future Reference